SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): April 1, 2003

                          COMMISSION FILE NO. 0-49915

                               HerbalOrganics.com
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Nevada                                         88-049628
--------------------------------                      -----------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)



              7708-119A Street, Delta, B.C., Canada   V4C 6N6
              -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               (604) 596-9166
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)



                                  None
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS



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ITEM  5.   OTHER  EVENTS.

At the annual meeting of stockholders, held on march 5, 2003, a 10:1 forward split of the issued and outstanding common stock of Registrant was approved by a majority of the stockholders, as required by the corporate Bylaws of Registrant. The capitalization and par value of the common stock remained the same, therefore, noamendment to the Articles of Incorporation was required to be filed. Registrant has filed for a new Cusip number to reflect the stock split, which will be refleted onthe books and records of the stock transfer agent; new stock certificates will not be issued unless requested in writing by a stockholder.



                                   Signatures
                                   ----------
Pursuant to the requirement of the Securities Exchange Act of 1934, theregistrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HerbalOrganics.com, Registrant

/s/  Thomas C. Whalen
----------------------------        Dated: Arpil 1, 2003
Thomas C. Whalen,
Chief  Executive  Officer and
Chief Financial Officer




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